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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

Current Report Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of report (Date of earliest event reported):    March 27, 2002

ZEBRA TECHNOLOGIES CORPORATION
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation or organization)	00-19406 (Commission File Number)	36-2675536 (IRS Employer Identification No.)

333 Corporate Woods Parkway
Vernon Hills, Illinois 60061
(Address of principal executive offices) (Zip Code)

Registrant's telephone number, including area code:    (847) 634-6700

Item 5.    Other Events.

        Zebra Technologies Corporation, a Delaware corporation ("Zebra"), has entered into a Termination Agreement (the "Termination Agreement") dated as of March 27, 2002, by and among Zebra, Rushmore Acquisition Corp., a Delaware corporation and wholly-owned subsidiary of Zebra ("Merger Sub"), and Fargo Electronics, Inc., a Delaware corporation ("Fargo"), under which the parties agreed to terminate (i) that certain Acquisition Agreement (the "Acquisition Agreement") dated as of July 31, 2001, and amended by Amendments No. 1, 2 and 3 thereto, among Zebra, Merger Sub and Fargo, and (ii) Merger Sub's offer (the "Offer") to purchase all of the issued and outstanding shares of Fargo's common stock, together with the associated rights to purchase preferred stock (collectively the "Shares"), at a price of $7.25 per share, net to each seller in cash. Further, upon the termination of the Acquisition Agreement and the Offer, those certain Stockholder Agreements, each dated as of July 31, 2001, between Zebra and each of several entities affiliated with TA Associates, Inc. and St. Paul Venture Capital, Inc. and each of the executive officers and directors of Fargo, terminated in accordance with their terms.

        For information regarding the terms and conditions of the termination of the Acquisition Agreement and the Offer, reference is made to the Termination Agreement, which is filed as Exhibit 2.1 hereto and incorporated by reference herein.

        On March 27, 2002, Zebra and Fargo issued a press release announcing that they had entered into the Termination Agreement. The joint press release is filed as Exhibit 99.1 hereto, and the information set forth in the joint press release is incorporated herein by reference. On March 27, 2002, Zebra also issued a separate press release commenting on the outlook for its business following termination of the Acquisition Agreement and the Offer. Zebra's press release is filed as Exhibit 99.2 hereto, and the information set forth therein is incorporated herein by reference.

Item 7.    Financial Statements and Exhibits.

  (c)
  Exhibits.
2.1	Termination Agreement dated as of March 27, 2002, by and among Zebra Technologies Corporation, Rushmore Acquisition Corp. and Fargo Electronics, Inc.
99.1	Joint Press Release of Zebra Technologies Corporation and Fargo Electronics, Inc., dated March 27, 2002, announcing the termination of the Acquisition Agreement and the Offer.
99.2	Press Release of Zebra Technologies Corporation, dated March 27, 2002, commenting on the outlook for its business following termination of the Acquisition Agreement and the Offer.

SIGNATURE

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: March 27, 2002	Zebra Technologies Corporation
	By:	/s/ EDWARD L. KAPLAN
Edward L. Kaplan, Chairman of the Board and Chief Executive Officer

Exhibit Index

Exhibit Number	Description of Exhibit
2.1	Termination Agreement dated as of March 27, 2002, by and among Zebra Technologies Corporation, Rushmore Acquisition Corp. and Fargo Electronics, Inc.
99.1	Joint Press Release of Zebra Technologies Corporation and Fargo Electronics, Inc., dated March 27, 2002, announcing the termination of the Acquisition Agreement and the Offer.
99.2	Press Release of Zebra Technologies Corporation, dated March 27, 2002, commenting on the outlook for its business following termination of the Acquisition Agreement and the Offer.

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Item 5. Other Events.
Item 7. Financial Statements and Exhibits.
SIGNATURE
Exhibit Index